SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)    JANUARY 27, 2000

                             FINE AIR SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)



            333-59359                                    65-0838357
    -------------------------                  ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)

                           2261 N.W. 67th Avenue
                           Building 700
                           Miami, Florida                                  33122
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                   (Address of principal executive offices)           (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (305) 871-6606
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          (Former name or former address, if changed since last report)

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous independent accountants

         (i) On January 27, 2000, the Registrant dismissed
PricewaterhouseCoopers LLP ("PWC") as its independent accountants.

         (ii) The reports of PWC on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The decision to dismiss PWC was approved by the Registrant's Board of Directors.

         (iv) In connection with PWC's audits of the Registrant's financial statements for the two most recent fiscal years and through January 27, 2000, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report.

         (v) During the two most recent fiscal years and through January 27, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         (vi) The Registrant has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Such letter is filed as Exhibit 16.1 hereto.

(b)      New independent accountants

         (i) The Registrant engaged Deloitte & Touche LLP as its new independent accountants as of January 27, 2000. During the two most recent fiscal years and through January 27, 2000, the Registrant has not consulted Deloitte & Touche LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements, and in no case was a written report provided to the Registrant nor was oral advice provided that the Registrant concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or (3) any matter concerning a disagreement, as that term is defined in 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event with the former independent accountants (as defined in Regulation S-K Item 304(a)(1)(v)).


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

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

 (a)            EXHIBITS

                16.1     Letter dated January 31, 2000 from
                         PricewaterhouseCoopers LLP, the Registrant's former independent accountants, to the SEC.


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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               FINE AIR SERVICES CORP.

Dated: February 3, 2000        By: /S/ ORLANDO M. MACHADO
                                   ---------------------------------------------
                                       Orlando M. Machado, Senior Vice President
                                       and Chief Financial Officer

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

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

  16.1 Letter dated January 31, 2000 from PricewaterhouseCoopers LLP, the Registrant's former independent accountants, to the SEC.